Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 96.9%
Electronic Equipment, Instruments & Components – 4.1%
Amphenol Corp	737,037	$79,769,515
Cognex Corp	261,227	14,639,161
Keysight Technologies Inc*	115,019	11,804,400
TE Connectivity Ltd	482,740	46,265,802
		152,478,878
Entertainment – 2.0%
Netflix Inc*	165,018	53,394,874
Walt Disney Co	150,211	21,725,017
		75,119,891
Equity Real Estate Investment Trusts (REITs) – 4.5%
American Tower Corp	241,865	55,585,414
Crown Castle International Corp	389,426	55,356,906
Equinix Inc	93,441	54,541,512
		165,483,832
Household Durables – 0.5%
Sony Corp	292,400	19,919,481
Information Technology Services – 12.1%
Adyen NV (144A)*	9,080	7,444,626
Amdocs Ltd	128,868	9,302,981
Black Knight Inc*	197,000	12,702,560
Fidelity National Information Services Inc	491,088	68,305,430
Gartner Inc*	513,536	79,135,898
Global Payments Inc	180,046	32,869,198
GoDaddy Inc*	304,571	20,686,462
InterXion Holding NV*	319,771	26,800,008
Mastercard Inc	419,826	125,355,845
Okta Inc*	205,000	23,650,850
PayPal Holdings Inc*	182,419	19,732,263
WEX Inc*	45,016	9,429,051
Wix.com Ltd*	102,243	12,512,498
		447,927,670
Interactive Media & Services – 7.0%
Alphabet Inc - Class C*	65,798	87,973,242
Facebook Inc*	484,817	99,508,689
Tencent Holdings Ltd	1,475,900	71,145,055
		258,626,986
Internet & Direct Marketing Retail – 8.9%
Alibaba Group Holding Ltd (ADR)*	665,293	141,108,645
Amazon.com Inc*	78,856	145,713,271
Etsy Inc*	242,126	10,726,182
MercadoLibre Inc*	59,442	33,997,257
		331,545,355
Media – 0.5%
Liberty Broadband Corp*	138,711	17,442,908
Professional Services – 1.0%
CoStar Group Inc*	60,807	36,380,828
Road & Rail – 0.7%
Lyft Inc*	281,116	12,093,610
Uber Technologies Inc*	469,673	13,968,075
		26,061,685
Semiconductor & Semiconductor Equipment – 21.1%
ASML Holding NV	459,129	135,795,237
Cree Inc*	181,248	8,364,595
KLA Corp	190,607	33,960,449
Lam Research Corp	269,783	78,884,549
Microchip Technology Inc	642,718	67,305,429
Micron Technology Inc*	794,265	42,715,572
NVIDIA Corp	292,369	68,794,426
ON Semiconductor Corp*	1,588,336	38,723,632
Taiwan Semiconductor Manufacturing Co Ltd	13,396,000	147,925,805
Texas Instruments Inc	977,795	125,441,321
Xilinx Inc	362,454	35,437,128
		783,348,143
Software – 27.8%
Adobe Inc*	493,002	162,596,990
Atlassian Corp PLC*	209,840	25,252,146
Autodesk Inc*	235,931	43,283,901
Avalara Inc*	365,808	26,795,436

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Blackbaud Inc	192,251	$15,303,180
Cadence Design Systems Inc*	551,278	38,236,642
Constellation Software Inc/Canada	27,510	26,720,973
Guidewire Software Inc*	171,648	18,841,801
Intuit Inc	157,813	41,335,959
Medallia Inc*,#	519,962	16,176,018
Microsoft Corp	1,872,543	295,300,031
Nice Ltd (ADR)*	91,193	14,148,594
RealPage Inc*	235,970	12,683,387
RingCentral Inc*	50,700	8,551,569
SailPoint Technologies Holding Inc*	828,170	19,544,812
Salesforce.Com Inc*	905,699	147,302,885
ServiceNow Inc*	25,654	7,242,637
SS&C Technologies Holdings Inc	281,382	17,276,855
Tyler Technologies Inc*	84,301	25,291,986
Zendesk Inc*	901,080	69,049,760
		1,030,935,562
Technology Hardware, Storage & Peripherals – 6.0%
Apple Inc	548,923	161,191,239
Samsung Electronics Co Ltd	1,241,109	59,892,660
		221,083,899
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	320,579	25,139,805
Total Common Stocks (cost $2,063,792,840)		3,591,494,923
Preferred Stocks – 0.2%
Software – 0.2%
Magic Leap Inc - Series D*,¢,§ (cost $9,160,263)	339,269	7,511,416
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº,£ (cost $107,441,475)	107,439,723	107,439,723
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº,£	10,211,001	10,211,001
Time Deposits – 0%
Canadian Imperial Bank of Commerce, 1.6000%, 1/2/20	$2,552,750	2,552,750
Total Investments Purchased with Cash Collateral from Securities Lending (cost $12,763,751)		12,763,751
Total Investments (total cost $2,193,158,329) – 100.3%		3,719,209,813
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(12,820,046)
Net Assets – 100%		$3,706,389,767

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,996,546,828	80.6%
China	212,253,700	5.7
Netherlands	170,039,871	4.6
Taiwan	147,925,805	4.0
South Korea	59,892,660	1.6
Brazil	33,997,257	0.9
Canada	26,720,973	0.7
Israel	26,661,092	0.7
Australia	25,252,146	0.7
Japan	19,919,481	0.5

Total	$3,719,209,813	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/19
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	$246,755	$792	$(1,752)	$107,439,723
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	52,482∆	-	-	10,211,001
Total Affiliated Investments - 3.2%	$299,237	$792	$(1,752)	$117,650,724

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	63,537,810	128,530,820	(84,628,907)	107,439,723
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	-	12,461,601	(2,250,600)	10,211,001

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Japanese Yen	1/9/20	(423,128,000)	$3,915,980	$20,628
Japanese Yen	1/9/20	(63,500,000)	581,231	(3,356)

				17,272
HSBC Securities (USA), Inc.:
Japanese Yen	2/27/20	(381,672,000)	3,528,178	3,542
Japanese Yen	2/27/20	(74,900,000)	686,891	(4,791)

				(1,249)
JPMorgan Chase Bank, National Association:
Japanese Yen	1/9/20	(127,825,000)	1,182,876	6,108
Total				$22,131

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 13,868,704

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2019 is $7,444,626, which represents 0.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

#	Loaned security; a portion of the security is on loan at December 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,160,263	$7,511,416	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2019. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,591,494,923	$-	$-
Preferred Stocks	-	-	7,511,416
Investment Companies	-	107,439,723	-
Investments Purchased with Cash Collateral from Securities Lending	-	12,763,751	-
Total Investments in Securities	$3,591,494,923	$120,203,474	$7,511,416
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	30,278	-
Total Assets	$3,591,494,923	$120,233,752	$7,511,416
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$8,147	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2019.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

The Board of Trustee of the Fund approved a proposal to change the name of the Fund to Janus Henderson Global Technology and Innovation Fund. The change will be effective on or about January 28, 2020.